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                                                                    Exhibit 10.9

                             BIZNESSONLINE.COM, INC.
                            1999 STOCK INCENTIVE PLAN


1. NAME AND PURPOSE. This Plan shall be known as the BiznessOnline.com, Inc. 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to advance the interests of BiznessOnline.com, Inc., a Delaware corporation (the "Company"), by providing material incentive for the continued services of key and valuable employees, directors, and non-employees who perform services for the Company and its subsidiaries. Awards under the Plan may be granted in the form of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") or non-qualified stock options.

2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") unless the authority to administer the Plan is delegated to a committee of the Board (the Board or such committee being hereinafter referred to as the "Committee"). The Committee may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determination and take such action in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the Plan.

3. ELIGIBILITY. Regular full-time employees of the Company and its subsidiaries who are key executives or other key employees as determined by the Committee at the recommendation of the Chief Executive Officer of the Company shall be eligible to participate in the Plan. Non-employees who perform services for the Company, including non-employee directors, shall also be eligible to participate in the Plan as determined by the Company, except that such non-employees shall not be eligible to receive Incentive Stock Options. Such employees, directors and non-employees described above are hereinafter referred to as "Eligible Employees."

4. SHARES SUBJECT TO THE PLAN.

         (a) The shares to be issued and delivered by the Company upon exercise of options granted under the Plan are the Company's shares of Common Stock, $.01 par value per share ("Common Shares"), which may be either authorized but unissued shares or treasury shares.

         (b) The aggregate number of Common Shares of the Company which may be issued under the Plan shall not exceed 500,000 shares, all or any portion of which may be Incentive Stock Options; subject, however, to the adjustment provided in SECTION 8 in the event of certain changes in the Company's capital structure. No option may be granted under this Plan which could cause such maximum limit to be exceeded.



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         (c) Common Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance under this Plan.

5. GRANT OF OPTIONS. The Committee may from time to time, in its discretion and subject to the recommendations of the Chief Executive Officer of the Company and the provisions of the Plan, grant either non-qualified or Incentive Stock Options to Eligible Employees. Employees to whom options have been granted are herein referred to as "Optionees". Each option shall be embodied in an option agreement signed by the Optionee and the Company providing the option shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan. The option agreement shall specify whether the option is a non-qualified option or an Incentive Stock Option.

6. TERMS AND CONDITIONS OF OPTION. All options granted under the Plan shall contain such terms and conditions as the Committee from time to time determines, subject to the foregoing and following limitations and requirements:

         (a) OPTION PRICE: The option price per share for any option granted under the Plan shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the option price per share shall not be less than l00% of the fair market value of the Common Shares at the time of grant.

         (b) PERIOD WITHIN WHICH OPTION MAY BE EXERCISED: The period of each option shall be fixed by the Committee, but no Incentive Stock Option may be exercised after the expiration of ten years from the date the option is granted. The Committee may, in its discretion, determine as a condition of any option, that all or a stated percentage of the shares covered by such option shall become exercisable, in installments or otherwise, only after the completion of a specified service requirement by the Optionee.

         (c) 10% SHAREHOLDER: Notwithstanding any other provision of this Plan, the option price per share of an Incentive Stock Option granted to an Eligible Employee who, at the time such option is granted, owns shares possessing more than l0% of the total combined voting power of all classes of shares of the Company or its subsidiaries shall be at least ll0% of the fair market value of the Common Shares subject to the option. In addition, any such Incentive Stock Option may not be exercised after the expiration of five years from the date the option is granted.

         (d) GRANT LIMITATION: The aggregate fair market value of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Eligible Employee during any calendar year (determined at the time the Incentive Stock Option is granted) shall not exceed $l00,000.

         (e) TERMINATION OF OPTION BY REASON OF TERMINATION OF EMPLOYMENT:
Unless the Committee in its discretion determines otherwise, if an Optionee's employment with the Company and its subsidiaries terminates, all options granted under this Plan to such



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Optionee which are not exercisable on the date of such termination of employment shall immediately terminate, and any remaining options shall terminate if not exercised before the expiration of the following periods, or at such earlier time as may be applicable under SECTION 6(b) or 6(c) above: (i) thirty (30) days following such termination of employment, if such termination was not a result of retirement on or after age 55, or of death or disability (disability within the meaning of Section 22(e)(3) of the Internal Revenue Code), or (ii) three (3) months following the Optionee's termination of employment because of retirement on or after age 55, or (iii) one (l) year following date of death or commencement of disability, if the Optionee was employed by the Company and/or subsidiary at the time of his death or the commencement of his disability. Notwithstanding the foregoing, if the Optionee's employment is terminated for cause, any remaining portion of this option shall immediately terminate.

         (f) NON-TRANSFERABILITY: Each option and all rights thereunder shall be exercisable during the Optionee's lifetime only by him and shall be non-assignable and non-transferable by the Optionee except, in the event of the Optionee's death, by his will or by the laws of descent and distribution; provided, however, that in the case of a non-qualified option, such option may be gifted to a family member or a trust for the benefit of a family member. For purposes of this Section, "family member" means a spouse, parent, child, grandchild, step-child or step-grandchild. In the event the death of an Optionee occurs, the representative or representatives of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his options may exercise such options in whole or in part prior to the expiration of the applicable exercise period, as specified in SECTION 6(e) above.

         (g) MORE THAN ONE OPTION GRANTED TO AN OPTIONEE: More than one option may be granted to an Optionee under this Plan and both non-qualified options and Incentive Stock Options may be granted to an Optionee.

         (h) COMPLIANCE WITH SECURITIES LAWS. Options granted and shares issued by the Company upon exercise of options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

         (i) MODIFICATION OR CANCELLATION OF OPTION. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee or Optionees, the modification of the terms of any option agreement (subject to the limitations hereof), including the acceleration of the exercisability of any option for any reason including a change in the control or ownership of the Company, or the cancellation of any or all outstanding options granted under this Plan. In substitution for canceled options, the Committee may grant new options (subject to the limitations



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hereof) covering the same or different numbers of Common Shares at an option price per share in all events not less than fair market value on the date of the new grant.

         (j) DISPOSITION OF SHARES. No option granted under this Plan shall qualify as an Incentive Stock Option if the Common Shares acquired pursuant to the exercise of the option are transferred, other than by will or by the laws of descent and distribution, within two years of the date such option was granted or within one year after the transfer of Common Shares to the employee pursuant to such exercise.

7. METHOD OF EXERCISE. An option granted under this Plan may be exercised by written notice to the Committee, signed by the Optionee, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of Common Shares in respect of which the Option is being exercised, and shall either be accompanied by the payment of the full option price for such shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the shares being purchased. The purchase price may be paid (i) in cash (including personal check), (ii) the delivery to the Company of Common Shares already owned by the Optionee (which shall be valued for this purpose at the fair market value on the date of transfer to the Company as determined by the Committee, (iii) at the discretion of the Committee, the delivery of a promissory note of the Optionee to the Company, payable upon such terms as are specified by the Committee, or
(iv) any combination of the above. A certificate or certificates for the Common Shares of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefore. During the option period no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered.

8. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding options shall not affect in any way the right or ability of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or substantially all of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment or recapitalization, the payment of a stock dividend, or other increase or reduction of the number of shares of the voting shares outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of Common Shares shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same



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aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment.

         If the Company is merged into or consolidated with another corporation, regardless of whether or not the Company is the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets or substantially all of the stock of the Company while this option remains outstanding, unless the Board determines otherwise, all outstanding options shall expire as of the effective date of any such merger, consolidation, liquidation, sale, or other disposition, provided that (x) notice of such merger, consolidation, liquidation, sale or other disposition shall be given to such Optionee at least 30 days prior to the effective date of such merger, consolidation, liquidation, sale or other disposition and (y) an Optionee shall have the right to exercise an option to the extent that the same is then exercisable during the 30 day period preceding the effective date of such merger, consolidation, liquidation, sale or other disposition.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding options.

9. AMENDMENT OR TERMINATION. The Committee may at any time amend, suspend or terminate the Plan. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities, the Internal Revenue Code of 1986, as amended (including Section 422), and the rules and regulations of any applicable stock exchange or national market system. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in SECTION 8 above.

10. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable Securities Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

11. TAX WITHHOLDING. Any grant of an option hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company and the Optionee or Participant of all federal, state, local or other income excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the Common Shares thereby acquired and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitation,



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the right of the Company or any subsidiary thereof to receive transfers of
Common Shares or other property from the Optionee or to deduct or withhold in the form of shares from any transfer to an Optionee or Participant, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

12. IMPLIED CONSENT. Every Optionee or Participant, by his acceptance of an option under this Plan shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

13. NO EFFECT ON EMPLOYMENT STATUS. The fact that an employee has been granted an option under this Plan shall not limit or otherwise qualify the right of the employer to terminate his employment at any time.

14. DURATION AND TERMINATION OF THE PLAN. The Plan shall become effective upon adoption by the Board of Directors and approval by the stockholders of the Company (the "Effective Date"). It shall continue in effect for a term of ten
(10) years unless sooner terminated. Options may be granted under the Plan upon its becoming effective. No options may be granted during any suspension of the Plan or after termination of the Plan. No Incentive Stock Option shall be granted subsequent to ten years from the Effective Date, or subsequent to any earlier date as of which the Plan is terminated pursuant to SECTION 9.












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15. DELAWARE LAW TO GOVERN. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this 1999 Stock Incentive Plan to be executed by its duly authorized officer as of this 12th day of February, l999.

                                                 BIZNESSONLINE.COM, INC.

                                                 By:/s/ Mark E. Munro
                                                    -----------------
                                                 Mark E. Munro, President
                                                 and Chief Executive Officer

















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